SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the registrant  [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                        NORTH ATLANTIC TECHNOLOGIES, INC.
                (Name of Registrant as Specified in Its Charter)

                       ----------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

    [X] $125 per Exchange Act Rules 0-11(c)(l)(ii), 14a-6(i)(l), 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A.
    [ ] $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        (1)  Title of each class of securities to which transaction applies:
        (2)  Aggregate number of securities to which transactions applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
        (4)  Proposed maximum aggregate value of transaction:
        (5)  Total fee paid:
    [ ] Fee paid previously with preliminary materials.


    [ ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:


                        NORTH ATLANTIC TECHNOLOGIES, INC.

                        8120 PENN AVENUE SOUTH, SUITE 435
                              BLOOMINGTON, MN 55431

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 6, 1997

         Notice is hereby furnished to the shareholders of North Atlantic Technologies, Inc. (a Minnesota corporation) of record as of the close of business on May 12, 1997, of the Annual Meeting of Shareholders thereof, to be held at 3:30 p.m. on June 6, 1997, at the Decathlon Club, 1700 E. 79th Street, Bloomington, Minnesota for the following purposes:

         (1)      To elect the members of the Board of Directors;

         (2) To present to the shareholders the report of management concerning the business affairs and condition of the Company; and

         (3) To transact such other business as may properly come before the meeting.

         Only shareholders of record as of the close of business on May 12, 1997, or their legal representatives, are entitled to notice of and to vote at the annual meeting.

         A Proxy for the meeting is enclosed herewith. You are requested to complete and sign the Proxy, which is being solicited by the Board of Directors and management of the Company, and return it in the envelope provided.

                              By Order of the Board of Directors

May 16, 1997

                              Allen R. Karson, President




                                 PROXY STATEMENT

                                       OF

                        NORTH ATLANTIC TECHNOLOGIES, INC.

                        8120 PENN AVENUE SOUTH, SUITE 435
                              BLOOMINGTON, MN 55431

                                                            DATED: MAY 16, 1997


         This Proxy Statement is furnished to the shareholders of record as of May 12, 1997, of North Atlantic Technologies, Inc. (the "Company"), a Minnesota corporation, in connection with the annual meeting of the shareholders thereof (the "Meeting"), to be held at 3:30 p.m. on June 6, 1997 at the Decathlon Club, 1700 E. 79th Street, Bloomington, Minnesota.

         The accompanying Proxy shall confer upon the appointees named therein, acting on behalf of management, authority to vote the shares represented as follows:

                  1. For the election of a Board of Directors to direct the affairs of the Company until the next annual meeting of the Company's shareholders to be held in 1998;

                  2. At their discretion with regard to matters of which management is not presently aware or cannot anticipate, but which may be presented at the Meeting.

         THE SOLICITATION OF PROXIES FROM THE SHAREHOLDERS IS BEING MADE BY THE BOARD OF DIRECTORS AND MANAGEMENT OF THE COMPANY, AND THE COST OF SOLICITATION, INCLUDING THE COST OF PREPARING AND MAILING THE PROXY STATEMENT, PROXY, NOTICE OF ANNUAL MEETING AND ANNUAL REPORT IS BEING PAID FOR BY THE COMPANY.

         THIS PROXY STATEMENT AND THE ACCOMPANYING PROXY WERE FIRST MAILED ON APPROXIMATELY MAY 16, 1997, TO THE SHAREHOLDERS OF RECORD AS OF MAY 12, 1997 OF NORTH ATLANTIC TECHNOLOGIES, INC.




                         VOTING AND REVOCATION OF PROXY

         There were 3,154,843 shares of the Company's common stock and 16,638 shares of the Company's Series A Convertible Preferred Shares ("preferred stock") outstanding as of the close of business on May 12, 1997. Common stock and preferred stock are the only classes of equity security authorized or outstanding. All outstanding shares are entitled to one vote each in the election of directors or in the determination of any other matter brought before the shareholders; provided that the preferred shares vote separately as a class on any proposal to issue additional preferred stock or capital stock having priority over preferred stock, to alter any rights or preferences of preferred stock holders, and where otherwise required by Minnesota Statutes. Only shareholders of record as of the close of business on May 12, 1997, will be entitled to vote at the annual shareholders meeting (the "Meeting") on June 6, 1997. Common stock holders of record as of May 12, 1997, will be certified to by American Securities Transfer & Trust, Inc., Denver, Colorado, the transfer agent and registrar for the Company's common stock. The Company acts as the transfer agent and registrar for its preferred stock. The accompanying Proxy is revocable by the shareholder entitled to grant such Proxy by filing a written notice or a duly executed Proxy bearing a later date with the Company's President, Allen J. Karson, prior to the commencement of the Meeting, or by attending the Meeting and voting in person. Mere attendance by the shareholder at the Meeting does not have the effect of revoking a Proxy previously given.

                             ELECTION OF DIRECTORS

GENERAL

         All members of the Company's Board of Directors are to be elected at the Meeting. Unless otherwise directed, it is the intention of those appointees named in the accompanying Proxy to vote for the election of John O. Goodwyne, Louis R. Wagner and John C. Fowler as the members of the Company's Board of Directors. Each nominee is being nominated for a term of approximately one year, until the next annual meeting of the Company's shareholders. MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF THE NOMINEES LISTED ABOVE

         Only votes cast in person at the Meeting or by proxy received by the Company before commencement of the Meeting will be counted at the Meeting. The nominee directors will be elected only upon the affirmative vote of shareholders of the Company owning in the aggregate at least a majority of the Company's outstanding capital stock (common stock and preferred stock) present in person and by proxy at the Meeting. Votes cast as abstentions will not be counted as a vote for or against the election of the nominee directors, but will nevertheless have the effect of increasing the total votes cast on the matter and thus increase the number of votes necessary to elect the nominee directors. So called "broker non-votes" (brokers failing to vote by proxy common shares of the Company held in nominee name for customers) will not be counted at the Meeting. The effect of such broker non-votes is to decrease the total votes cast on the matter and thus decrease the number of votes necessary to elect the nominee directors.

         The names, ages and respective positions of the directors and executive officers of North Atlantic Technologies, Inc. (the "Company") as of the date hereof are as follows:

          NAME                 AGE    POSITION                    DIRECTOR SINCE
          ----                 ---    --------                    --------------
          John O. Goodwyne     58     Director                         5/86
          Louis R. Wagner      74     Director and Chairman
                                      of the Board                     4/87
          John C. Fowler       53     Director                         1/97
          Allen R. Karson      49     President and Chief Executive     N/A
                                      Officer, and Treasurer and
                                      Chief Financial Officer
          Brian J. Schuetz     39     Director of Sales and Marketing   N/A
          James E. Froemming   43     Vice President of Engineering     N/A


The business experience of the current directors and executive officers of the Company is set forth below.

         JOHN O. GOODWYNE, a director, has been employed since 1974 as President of J.N. Johnson Sales and Service, Inc., of which he is the sole shareholder. J.N. Johnson Sales and Service, Inc., with offices in Minneapolis, Minnesota, is engaged in the distribution and service of fire extinguishing equipment primarily in the state of Minnesota.

         LOUIS R. WAGNER, a director, has been the Company's Chairman of the Board since December 1988. Mr. Wagner also served as the Company's Chief Executive Officer from December 1988 until March 1989. Mr. Wagner was employed by Honeywell Corporation, Minneapolis, Minnesota, which is engaged in the design, development, production and marketing of avionics systems, from 1949 until June 1987, when he retired from full-time employment. Mr. Wagner served as Director of Special Projects, Avionics Systems Group of Honeywell, Inc., from 1984 until his retirement, and was responsible for the development and management of the Avionics Systems Group's marketing plans in Japan, the United Kingdom and Germany.

         JOHN C. FOWLER, a director, was appointed to the Company's Board of Directors in January 1997, to fill a vacancy created by the death of a former director. For more than thirty years, Mr. Fowler has been employed by the Honeywell Corporation, most recently as director of business development for Honeywell's Military Avionics Division and director of marketing for Honeywell's guidance and navigating team which coordinates the development and marketing activities for Honeywell's space and aviation navigation related businesses.

         ALLEN R. KARSON, has been the Company's Chief Executive Officer and Chief Financial Officer since October 1996. Mr. Karson became employed by the Company in January 1996, as comptroller. Mr. Karson was an independent consultant specializing in financial and general management from January 1995 to December 1995. Mr. Karson was the sole shareholder and President of Ideal Aerosmith, Inc. between October 1983 and December 1994, when he sold his ownership of that company. Ideal Aerosmith was engaged in the design, manufacture and distribution of test equipment to the aerospace, airline and defense industries from its offices in East Grand Forks, Minnesota. Prior to 1983, Mr. Karson served as Chief Financial Officer, in the Netherlands, for a group of companies owned by Fruehauf Corporation.

         BRIAN J. SCHUETZ, has been employed by the Company in the sales and marketing area since April 1994, and became Director of Sales and Marketing in November 1996. From May 1992 until April 1994, Mr. Schuetz was engaged in a sales capacity with BNL Industries, Inc., in East Windsor, Connecticut. BNL Industries, Inc. was a manufacturer of valves for the nuclear power and defense industries. For approximately two years from 1990 to 1992, Mr. Schuetz was engaged in the private label manufacturing of mens dress shirts under the name BJ Associates. From 1987 to 1990, Mr. Schuetz was engaged in a sales capacity with JVS Corp., a manufacturers representative for a German valve manufacturer, KSB AG.

         JAMES M. FROEMMING, has been the Company's Vice President of Engineering since February 1995. Mr. Froemming was a principal in the engineering consulting firm of HRSG Engineering, inc., located in Minneapolis, Minnesota, from April 1994 until February 1995. From August 1986 to March 1994, Mr. Froemming served as the Marketing Manager of Deltak Corporation, located in Minneapolis, Minnesota, and engaged in the design and manufacture of waste heat boilers.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

         During the Company's last fiscal year, the Board of Directors met on ten occasions. None of the members of the Board of Directors proposed for re-election attended less than 75% of the meetings of the Board of Directors held during the Company's last fiscal year.

         In March 1990, the Board of Directors established a Compensation Committee which was renamed the Compensation and Stock Option Committee in December 1991. The Compensation and Stock Option Committee is comprised of Louis
R. Wagner and John Goodwyne, neither of whom is employed by the Company. The Compensation and Stock Option Committee has authority to consider, negotiate, establish or modify, from time to time, the salary and other compensation of each duly elected officer of the Company, as well as to grant and establish the terms of stock options under the Company's 1991 Incentive Stock Option Plan. The Compensation and Stock Option Committee held one meeting in 1996.

         The Company has not established any standing audit, nominating, or other committee, other than the Compensation and Stock Option Committee and the Special Conflicts Committee.

REPORTING UNDER SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires executive officers and directors of the Company, and persons who beneficially own more than 10% of the Company's outstanding common shares, to file initial reports of ownership and reports of changes in ownership of securities of the Company with the Securities and Exchange Commission. To the best of the Company's knowledge, no director, officer or beneficial owner of more than 10% of the Company's outstanding common shares or any other person subject to Section 16 of the Exchange Act failed to file on a timely basis any report required by Section 16(a) of the Exchange Act during or with respect to the fiscal year ended December 31, 1996, except that Allen R. Karson failed to timely file a Form 3 when he was elected as President and Chief Executive Officer on October 15, 1996; James E. Froemming failed to timely file a Form 3 when he was elected as Vice President of Engineering in February 1996. Brian J. Schuetz failed to timely file a Form 3 when he was appointed director of Sales and Marketing in November 1996, and John C. Fowler failed to timely file a Form 3 when he was appointed as a member of the Company's Board of Directors in January 1997. None of the foregoing individuals, acquired or sold any of the Company's common stock subsequent to their becoming a director or executive of the Company. In addition, Louis Wagner and John Goodwyne, members of the Company's Board of Directors, both failed to timely file a Form 4 when they were each granted options to purchase 15,000 shares of the Company's common stock in May 1996.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION OF NAMED EXECUTIVE OFFICER

         The following summary compensation table shows certain compensation information for the Chief Executive Officer and the Company's most highly paid executive officers (collectively referred to as the "Named Executive Officers"). Compensation data for other executive officers is not presented in the charts because aggregate compensation for such executive officers did not exceed $100,000 for services rendered in all capacities during the fiscal year ended December 31, 1996. Compensation data is shown for the fiscal years ended December 31, 1994, 1995 and 1996. This information includes the dollar value of base salaries, bonus awards, the number of options granted, and certain other compensation, if any, whether paid or deferred.

                                                                           LONG-TERM COMPENSATION
                                                                           ----------------------

                                                 ANNUAL COMPENSATION               AWARDS
                                            ------------------------------  ----------------------
                                                                   OTHER
                                                                  ANNUAL    RESTRICTED  SECURITIES   ALL OTHER
                                                                 COMPENSA-    STOCK     UNDERLYING   COMPENSA-
                                             SALARY      BONUS     TION       AWARDS     OPTIONS/      TION
NAME/PRINCIPAL POSITION           YEAR         ($)        ($)       ($)        ($)         SAR          ($)
--------------------------------------------------------------------------  ----------------------------------
Bruce A. Watson                   1994      118,366(4)     0         0           0             0           0
   President and Chief            1995      124,943(4)     0         0           0             0           0
   Executive Officer (1)          1996      104,209(4)     0         0       7,500(6)     46,667      25,576(7)

Allen R. Karson                   1996       84,674(5)     0         0           0             0           0
   President and Chief
   Executive Officer and
   Chief Financial Officer
   and Treasurer (2)

----------------
(1)      Resigned as an executive officer on October 15, 1996.

(2)      Elected as an executive officer on October 15, 1996.

(3) Amounts shown include cash and non-cash compensation earned with respect to the year shown.

(4) Includes 401(k) contributions of $3,033, of $2,943 and of $2,542 for the fiscal years ended December 31, 1994, 1995 and 1996, respectively.

(5) Includes salary received as a non-officer employee prior to October 15, 1996. Upon appointment as an executive officer on October 15, 1996, Mr. Karson's salary was set at the annual rate of $100,000.

(6) In January 1996, Mr. Watson was issued 250,000 shares of common stock which were surrendered for cancellation upon his resignation in October 1996.

(7) From his resignation as an executive officer in October 1996 through April 1997, Mr. Watson acted as a consultant to the Company for which he received $25,576 in consulting fees in 1996.


OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The following table shows information concerning the grant of options to purchase common stock and rights to payment with respect to appreciation in the prices for the Company's common stock ("SAR's") during the fiscal year ended December 31, 1996 to the Named Executive Officer of the Company.

                         Number of         % of Total Options
                         Securities            Granted to
                     Underlying Options       Employees in       Exercise      Expiration
Name                     Granted (#)           Fiscal Year       Price ($)        Date
----                     -----------           -----------       ---------        ----
Bruce A. Watson (1)        46,667                 53.8%           $0.10       April 30, 2001

--------------
(1) All of the options granted to Mr. Watson terminated as a result of his resignation in the Fall of 1996.

OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

         During the fiscal year ended December 31, 1996 no options granted by the Company were exercised. As a result of the resignation of Bruce A. Watson in October 1996, none of the Named Executive Officers had any outstanding options or SAR's as of December 31, 1996.

COMPENSATION OF DIRECTORS

         During 1996, each director of the Company who was not a salaried employee of the Company was entitled to receive $300 in cash for each meeting of the Board of Directors and each meeting of a Committee established by the Board of Directors attended by such director. Messrs. Wagner and Goodwyne, who are not employees of the Company, received $3,600 in cash as a director's fee for attendance at ten meetings of the Board of Directors and one meeting of the Compensation and Stock Option Committee in 1996.

         Louis R. Wagner has served as a consultant to the Company and, since December 1988, as its Chairman of the Board. Mr. Wagner received an aggregate of $20,406 with respect to the year ended December 31, 1996 for such services. Mr. Wagner's duties as Chairman of the Board include preparing for and conducting all meetings of the Board of Directors, and consulting with the Company's officers from time to time. It is anticipated that Mr. Wagner will continue to be compensated for his services as Chairman of the Board.

         In May 1996, each director of the Company who was not a salaried employee of the Company was granted an option to purchase 15,000 shares of the Company's common stock at a price of $0.10 per share. Under the options, 3,000 shares were immediately purchasable with 3,000 additional shares becoming purchasable on April 30 of each of 1997, 1998, 1999 and 2000. The options terminate upon the director no longer being a member of the Company's Board of Directors and in any event on April 30, 2001. The May 1996 options replaced options previously granted to the directors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CREDIT GUARANTEE AND OTHER CONTRIBUTIONS BY PRINCIPAL SHAREHOLDER

         Since 1987, Willis D. Heim, a principal shareholder and former director of the Company, has irrevocably guaranteed the Company's obligations under its line of credit extended by First Bank, National Association, (the "Bank") and pledged to the Bank investment securities owned by Mr. Heim to secure the Company's obligations to the Bank. In consideration of such financing arrangements, the Company has (i) granted to Mr. Heim rights to acquire common stock of the Company, (ii) made cash payments to Mr. Heim, and (iii) granted to him security interests in assets of the Company.

         In May 1996, the Company and the Bank amended and restated the Company's credit arrangements in connection with the implementation of the Company's Plan of Reorganization. As amended, the Bank provided the Company (i) a line of credit of $1,150,000 which was to be reduced in the amount of $25,000 each month beginning in July 1996 and terminating on June 1, 1997; and (ii) a term loan in the amount of $500,000 which is due in full on May 1, 2001. Both the line of credit and term loan provide for payment of interest at a variable annual rate of 1.75 percent in excess of an index rate of the Bank. In October 1996, and in February 1997, the Bank agreed to amend the terms of the line of credit. As amended, the line of credit currently is in the amount of $1,250,000, with the Company being under no obligation to reduce that amount on a monthly basis prior to the June 1, 1997, due date of the line.

         In May 1996, the Company and Mr. Heim renewed their agreements related to Mr. Heim's guaranty of the Company's obligations due the Bank. As renewed, the Company agreed to pay to Mr. Heim (i) a monthly payment equal to 30 percent of the interest payable to the Bank with respect to the line of credit; (ii) in August 1996, an origination fee for the line of credit of $46,000; and (iii) a monthly payment, to the extent the annual interest payable under the term note was less than 12 percent, equal to the difference between the actual interest paid and what would be paid if the term loan was at an annual interest rate of 12 percent. The renewal of the arrangement recognized that Mr. Heim was not obligated to seek to have the Bank renew the line of credit at its maturity in June 1997, but that if he did, Mr. Heim would be entitled to a renewal fee in the amount of 4 percent of the line of credit renewed. The Company paid to Mr. Heim fees of $84,190 in 1995 and $77,920 in 1996 under this arrangement.

         In March 1997, the Company issued to Willis D. Heim 1,200,000 shares of common stock in exchange for which Mr. Heim: (i) paid to the Company $50,000;
(ii) waived his rights to receive the interest rate differential payments with respect to payments made to the Bank in February through May 1997 (which interest rate differential payments were estimated to equal a total of approximately $14,000); and (iii) agreed to consent to an increase in the line of credit to $1,250,000 and an abatement of the $25,000 monthly reduction in the line of credit until after June 1, 1997.

MORTGAGE LOAN WITH AFFILIATE OF PRINCIPAL SHAREHOLDER

         In June 1995, the Company borrowed $500,000 from WDH Investments, Co. ("WDH") and secured repayment of the loan with a mortgage upon the Company's production facility in St. Paul, Minnesota. Willis D. Heim, a principal shareholder and former director of the Company, is an affiliate of WDH. The loan requires monthly repayments of $6,000 which include interest at an annual rate of 12 percent, but is due in full in January 2000. In addition, the note is due in full in the event the Company defaults upon the other indebtedness of the Company.

LEASE AGREEMENT WITH AFFILIATE OF PRINCIPAL SHAREHOLDER

         The Company entered into a Lease Agreement dated March 7, 1994, with Southtown Office Park ("Southtown") for approximately 3,800 square feet of office space in a five-story building located at 8120 Penn Avenue South, Bloomington, Minnesota. On November 21, 1994, the Lease Agreement was amended to cover additional office space, which had been set to expire on April 30, 1997, to approximately 4,200 square feet. On January 27, 1997 the Lease Agreement was amended to decrease the total office space to approximately 3,800 square feet. Willis D. Heim, a principal shareholder and former director of the Company, is an affiliate of Southtown. On April 24, 1997, the Company renewed the Lease Agreement, which had been set to expire on April 30, 1997, for a period extending through April 30, 1998. The monthly rent to be paid during the renewal term is $5,267.67.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following tables, based in part upon information supplied by officers, directors and principal shareholders, set forth certain information regarding the ownership of the Company's capital stock as of the date hereof by
(i) all those known by the Company to be beneficial owners of more than five percent of any class of the Company's capital stock; (ii) each director; (iii) each Named Executive Officer (as defined in "EXECUTIVE COMPENSATION - Summary Compensation of Named Executive Officers"); and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS

         The following table sets forth certain information as of the date hereof with respect to the number of the Company's shares of capital stock beneficially owned by each person beneficially owning more than 5% of the Company's outstanding capital stock. Except where noted, all share amounts relate to common stock.


NAME AND ADDRESS OF            SHARES               PERCENTAGE OF
BENEFICIAL OWNER (1)      BENEFICIALLY OWNED      OUTSTANDING SHARES
--------------------      ------------------      ------------------
Willis D. Heim              1,791,140(2)                56.8%
6604 Glen Harbor Way
Naples, FL  33999


(1) Common stock ownership information for beneficial owners is taken from statements filed with the Securities and Exchange Commission pursuant to Sections 13(d) and (g) of the Securities Exchange Act of 1934 and information made known to the Company by beneficial owners.

(2) Includes 271 shares of preferred stock which is convertible into common stock on a one for one basis.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth certain information as of the date hereof, with respect to the number of shares of the Company's capital stock beneficially owned by (i) each director, (ii) the Named Executive Officers, and
(iii) all executive officers and directors as a group. Except where otherwise noted, all share amounts relate to common stock.

                                                            PERCENTAGE
                                                                OF
   NAME AND ADDRESS OF              SHARES                  OUTSTANDING
    BENEFICIAL OWNER          BENEFICIALLY OWNED             SHARES(4)
    ----------------          ------------------             ---------
John O. Goodwyne                  15,177(1)                      *
3865 Fairhomes Road
Deephaven, MN  55391

Louis R. Wagner                   14,669(2)                      *
11209 Oak Ridge Lane
Minnetonka, MN  55343

John C. Fowler                     - 0 -                       - 0 -
4281 Inwood Road
Minnetonka, MN  55345

Allen R. Karson                    - 0 -                       - 0 -
3235 Alden Pond Lane
Eagan, MN  55121

All executive officers and        35,179(3)                     1.1%
directors as a group
(6 persons)

*  Less than 1%.

(1) Included in this amount are 6,000 shares which John O. Goodwyne has the right to acquire under stock options exercisable as of the date hereof.

(2) Included in this amount are 6,000 shares which Louis R. Wagner may acquire under stock options exercisable as of the date hereof.

(3) Included in this amount are an aggregate of 5,333 shares which one executive officer has the right to acquire under stock options exercisable as of the date hereof, and all shares described in notes
         (1) through (2) above.

(4) The percentage of outstanding common shares owned as shown in the table above is determined by assuming that in each case the person only, or the group only, exercised his, her or its rights to acquire all common shares under outstanding stock options and warrants exercisable as of the date hereof.


                              PRINCIPAL ACCOUNTANTS

         The Company engaged Deloitte & Touche, Minneapolis, Minnesota, as its principal accountants for 1996, and will likely engage that firm as its principal accountants for 1997. It is not anticipated that a representative of such accounting firm will be at the Annual Meeting of the Shareholders to be held on June 6, 1997.

                           1996 SHAREHOLDERS' MEETING

         At the Company's Annual Meeting of Shareholders held on May 30, 1996, shareholders owning more than 50% of the Company's then outstanding common shares, were present in person or by proxy, and a majority of such shares were voted in favor of each of the Company's present directors, who were the only director nominees at such meeting.

                              SHAREHOLDER PROPOSALS

         Proposals which shareholders may wish to present at the annual meeting of the Company's shareholders in 1998 must be received by the Company prior to January 10, 1998, in order to be included in the proxy statement and form of proxy relating to that meeting.

                    AVAILABILITY OF FORM 10-KSB ANNUAL REPORT

         THE COMPANY WILL PROVIDE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR 1996, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES WHICH ARE A PART OF THAT ANNUAL REPORT, TO ANY HOLDER OF THE COMPANY'S CAPITAL STOCK, WHO HAS NOT PREVIOUSLY RECEIVED A COPY, UPON SUCH CAPITAL STOCK HOLDER'S WRITTEN REQUEST. THE FORM 10-KSB WILL BE FORWARDED TO SUCH CAPITAL STOCK HOLDERS WITHOUT EXHIBITS AND WITHOUT CHARGE. EXHIBITS FILED WITH THE 1996 FORM 10-KSB WILL BE FORWARDED TO ANY CAPITAL STOCK HOLDER OF THE COMPANY, UPON REQUEST, FOR A CHARGE OF $5.00 PER SET. ALL REQUESTS, ACCOMPANIED BY PAYMENT, IF APPROPRIATE, SHOULD BE ADDRESSED TO ALLEN KARSON, PRESIDENT, NORTH ATLANTIC TECHNOLOGIES, INC., 8120 PENN AVENUE SOUTH, BLOOMINGTON, MINNESOTA 55431.



                                      PROXY

                        NORTH ATLANTIC TECHNOLOGIES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                          AND MANAGEMENT OF THE COMPANY

         The undersigned, revoking all prior proxies, hereby appoints Louis R. Wagner and John O. Goodwyne and each and any of them, as proxies, with full power of substitution, to vote all common shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of North Atlantic Technologies, Inc., to be held at the Decathlon Club, 1700 E. 79th Street, Bloomington, Minnesota on June 6, 1997, at 3:30 p.m., or at any adjournment thereof, and hereby instructs said proxies to vote said shares as specified below:


1.  ______ FOR
    (This is a vote in favor of all nominees listed below.)

    ______ WITHHOLD AUTHORITY
    (This is a refusal to give the Company your proxy to vote in favor of the nominees.)

    ______ LISTED NOMINEES
    (This is a vote in favor of all nominees except any name you have drawn a line through.)

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

             Louis R. Wagner,  John O. Goodwyne,  John C. Fowler

2. In their discretion, the proxies are authorized to vote upon other business of which the Board of Directors is presently unaware and which may properly come before the meeting, and for the election of any person as a member of the Board of Directors if a nominee named in the accompanying Proxy Statement is unable to serve or for good cause will not serve.

              _____  FOR        _____  AGAINST         _____  ABSTAIN

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND MANAGEMENT OF THE COMPANY, AND WILL BE VOTED FOR THE ELECTION OF THE THREE NOMINEES UNLESS OTHER INSTRUCTIONS ARE GIVEN.

Dated: _______________, 1997

                                   ------------------------------------------
                                                  (Signature)

                                   ------------------------------------------
                                                  (Signature)

                                   Please sign exactly as your name appears hereon; if stock is held jointly, each owner must sign. When signing as executor, trustee, guardian, attorney, agent or proxy, please indicate title.
                                   PLEASE SIGN, DATE AND RETURN THIS PROXY
                                   PROMPTLY.